UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 21, 2010
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Lincoln Educational Services Corporation
(Exact Name of Registrant as Specified in Charter)
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New Jersey (State or other jurisdiction of incorporation)	000-51371 (Commission File Number)	57-1150621 (I.R.S. Employer Identification No.)

200 Executive Drive, Suite 340 West Orange, New Jersey 07052 (Address of principal executive offices)		07052 (Zip Code)

Registrant’s telephone number, including area code: (973)736-9340

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 21, 2010, Lincoln Educational Services Corporation (“LESC”) entered into an Assumption and Termination Agreement, dated as of April 21, 2010 (the “Assumption and Termination Agreement”), by and among LESC, Back To School Acquisition L.L.C. (“BSA”), Steven W. Hart, Steven W. Hart 2003 Grantor Annuity Trust (the “Old Hart Trust”), Steven Hart Estate Reduction Trust FBO Nicholas Dequinzio Hart Dated 12/20/94, Steven Hart Estate Reduction Trust FBO Jordan Campbell Hart Dated 12/20/94, Steven Hart Estate Reduction Trust FBO Christopher Weber Hart Dated 12/20/94 and Steven Hart Estate Reduction Trust FBO Sarah Elizabeth Hart Dated 12/19/06 (collectively, the “New Hart Trusts” and, together with the Old Hart Trust, the “Hart Trusts”), each as distributees of the Old Hart Trust, pursuant to which LESC, BSA, Steven W. Hart and the Hart Trusts mutually agreed to terminate the Stockholders’ Agreement, dated as of June 22, 2005 (the “2005 Agreement”), by and among LESC, BSA, Steven W. Hart  and the Old Hart Trust, effective April 21, 2010.

In addition, on April 21, 2010, Lincoln Technical Institute, Inc. (“LTI”), a wholly-owned subsidiary of LESC, entered into a Termination Agreement, dated as of April 21, 2010 (the “Termination Agreement”), by and among LTI, BSA and Five Mile River Capital Partners LLC (“FMRCP” and, together with the Hart Trusts and their permitted transferees, the “Other Stockholders”), pursuant to which LTI, BSA and FMRCP mutually agreed to terminate the Stockholders’ Agreement, dated as of September 15, 1999 (the “1999 Agreement”), by and among LTI, BSA and FMRCP, effective April 21, 2010.

The 1999 Agreement and the 2005 Agreement provided for certain rights and obligations among the parties, including, but not limited to, in certain circumstances, (A) granting BSA a right of first refusal in the sale of any shares of the common stock of LESC or LTI, as the case may be, by the Other Stockholders; (B) requiring BSA to offer to include certain of the shares of the common stock of LESC or LTI, as the case may be, held by the Other Stockholders in certain sales by BSA of such shares, and (C) requiring the Other Stockholders to participate pro rata in certain sales by BSA of the common stock of LESC or LTI, as the case may be.

The foregoing descriptions of the 1999 Agreement and the 2005 Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the respective agreements as previously filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN EDUCATIONAL SERVICES CORPORATION

Date: April 23, 2010
	By:	/s/ Cesar Ribeiro
		Name:	Cesar Ribeiro
		Title:	Senior Vice President, Chief Financial Officer and Treasurer